UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 29, 2017

Citigroup Commercial Mortgage Trust 2017-B1
(Exact name of issuing entity)
(Central Index Key number of issuing entity: 0001713393)

Citigroup Commercial Mortgage Securities Inc.
(Exact name of the depositor as specified in its charter)
(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.
(Central Index Key number: 0001701238)

Morgan Stanley Mortgage Capital Holdings LLC
(Central Index Key number: 0001541557)
Bank of America, National Association
(Central Index Key number: 0001102113)
Citigroup Global Markets Realty Corp.
(Central Index Key number: 0001541001)
(Exact name of sponsors as specified in their charters)

Delaware	333-207132-13	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

390 Greenwich Street
New York, New York		10013
(Address of principal executive offices of depositor)		(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 29, 2017, Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2017 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee, of Citigroup Commercial Mortgage Trust 2017-B1, Commercial Mortgage Pass-Through Certificates, Series 2017-B1 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-D, Class X-E, Class X-F, Class X-H, Class D, Class E, Class F, Class G, Class H and Class R Certificates (collectively, the “Private Certificates”), and (iii) the VRR Interest.

All of the Public Certificates, having an aggregate initial principal amount of $790,516,000, were sold to Citigroup Global Markets Inc. (“CGMI”), Morgan Stanley & Co. LLC (“MS&Co.”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S” and, collectively with CGMI and MS&Co., in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of August 15, 2017 (the “Underwriting Agreement”), between the Depositor and the Underwriters. CGMI, MS&Co. and MLPF&S are acting as co-lead managers, in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated August 8, 2017, and by the Prospectus, dated August 15, 2017 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $103,986,024, were sold to CGMI, MS&Co. and MLPF&S (collectively with CGMI and MS&Co., in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of August 15, 2017, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust 2017-B1 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 48 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 69 commercial, multifamily and manufactured housing community properties. The Mortgage Loans were acquired by the Depositor from (i) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2017 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (ii) Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”), pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2017 (the “MSMCH Mortgage Loan Purchase Agreement”), between the Depositor and MSMCH, (iii) Bank of

America, National Association (“BANA”), pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2017 (the “BANA Mortgage Loan Purchase Agreement”), between the Depositor and BANA, and (iv) Citigroup Global Markets Realty Corp. (“CGMRC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2017 (the “CGMRC Mortgage Loan Purchase Agreement” and, together with the CREFI Mortgage Loan Purchase Agreement, the MSMCH Mortgage Loan Purchase Agreement and the BANA Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and CGMRC. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively.

On August 29, 2017, pursuant to the CGMRC Mortgage Loan Purchase Agreement, CGMRC, a “majority-owned affiliate” (within the meaning of Regulation RR (17 CFR § 246.1 et seq) promulgated under Section 15G of the Securities Exchange Act of 1934, as amended (“Regulation RR”)) of CREFI, acquired, as partial consideration for the Mortgage Loans and/or portions thereof that CGMRC transferred to the Depositor, $18,119,251 of the VRR Interest, in a transaction exempt from registration under the Act. On August 29, 2017, pursuant to the MSMCH Mortgage Loan Purchase Agreement, Morgan Stanley Bank, N.A. (“MSBNA”), an “originator” (within the meaning of Regulation RR) of Mortgage Loans and/or portions thereof representing 35.6% of the aggregate Cut-off Date Balance of all the Mortgage Loans, acquired from the Depositor, in a transaction exempt from registration under the Act, $16,751,259 of the VRR Interest, in exchange for a reduction in the price that MSBNA received for its sale (through MSMCH) to the Depositor of the Mortgage Loans and/or portions thereof that it transferred (through MSMCH) to the Depositor. On August 29, 2017, pursuant to the BANA Mortgage Loan Purchase Agreement, BANA, an “originator” (within the meaning of Regulation RR) of Mortgage Loans and/or portions thereof representing 25.9% of the aggregate Cut-off Date Balance of all the Mortgage Loans, acquired from the Depositor, in a transaction exempt from registration under the Act, $12,208,544 of the VRR Interest, in exchange for a reduction in the price that BANA received for its sale to the Depositor of the Mortgage Loans and/or portions thereof that it transferred to the Depositor.

The General Motors Building Mortgage Loan is required to be serviced and administered pursuant to the BXP 2017-GM Trust and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the General Motors Building Mortgage Loan), and the holders of the General Motors Building Companion Loans are generally governed by the General Motors Building Co-Lender Agreement. The BXP 2017-GM Trust and Servicing Agreement and the General Motors Building Co-Lender Agreement are attached hereto as Exhibits 4.2 and 4.6, respectively.

The Lakeside Shopping Center Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Lakeside Shopping Center Mortgage Loan), and the holders of the Lakeside Shopping Center Companion Loans are generally governed by the Lakeside Shopping Center Co-Lender Agreement. The Lakeside Shopping Center Co-Lender Agreement is attached hereto as Exhibit 4.7.

The 411 East Wisconsin Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the 411 East Wisconsin Mortgage Loan), and the holder of the 411 East Wisconsin Companion Loan are generally governed by the 411 East Wisconsin Co-Lender Agreement. The 411 East Wisconsin Co-Lender Agreement is attached hereto as Exhibit 4.8.

The Brookwood Self Storage LA-MS Portfolio Mortgage Loan is required to be serviced and administered pursuant to the CD 2017-CD5 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Brookwood Self Storage LA-

MS Portfolio Mortgage Loan), and the holder of the Brookwood Self Storage LA-MS Portfolio Companion Loan are generally governed by the Brookwood Self Storage LA-MS Portfolio Co-Lender Agreement. The CD 2017-CD5 Pooling and Servicing Agreement and the Brookwood Self Storage LA-MS Portfolio Co-Lender Agreement is attached hereto as Exhibits 4.3 and 4.9, respectively.

The TKG 4 Retail Portfolio Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the TKG 4 Retail Portfolio Mortgage Loan), and the holder of the TKG 4 Retail Portfolio Subordinate Companion Loan are generally governed by the TKG 4 Retail Portfolio Co-Lender Agreement. The TKG 4 Retail Portfolio Co-Lender Agreement is attached hereto as Exhibit 4.10.

The Del Amo Fashion Center Mortgage Loan is required to be serviced and administered pursuant to the DAFC 2017-AMO Trust and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Del Amo Fashion Center Mortgage Loan), and the holders of the Del Amo Fashion Center Companion Loans are generally governed by the Del Amo Fashion Center Co-Lender Agreement. The DAFC 2017-AMO Trust and Servicing Agreement and the Del Amo Fashion Center Co-Lender Agreement are attached hereto as Exhibits 4.4 and 4.11, respectively.

The Crossgates Commons Mortgage Loan is required to be serviced and administered pursuant to the BANK 2017-BNK5 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Crossgates Commons Mortgage Loan), and the holder of the Crossgates Commons Companion Loan are generally governed by the Crossgates Commons Co-Lender Agreement. The BANK 2017-BNK5 Pooling and Servicing Agreement and the Crossgates Commons Co-Lender Agreement are attached hereto as Exhibits 4.5 and 4.12, respectively.

The IGT Reno Mortgage Loan is required to be serviced and administered pursuant to the CD 2017-CD5 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the IGT Reno Mortgage Loan), and the holders of the IGT Reno Companion Loans are generally governed by the IGT Reno Co-Lender Agreement. The CD 2017-CD5 Pooling and Servicing Agreement and the IGT Reno Co-Lender Agreement are attached hereto as Exhibits 4.3 and 4.13, respectively.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CREFI, MSMCH, BANA and CGMRC. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $5,058,069, were approximately $964,656,671. Of the expenses paid by the Depositor, approximately $495,858 were paid directly to affiliates of the Depositor, $0 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $4,562,210 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated August 15, 2017. The related registration statement (file no. 333-207132) was originally declared effective on December 23, 2015. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	BXP 2017-GM Trust and Servicing Agreement
Exhibit 4.3	CD 2017-CD5 Pooling and Servicing Agreement
Exhibit 4.4	DAFC 2017-AMO Trust and Servicing Agreement
Exhibit 4.5	BANK 2017-BNK5 Pooling and Servicing Agreement
Exhibit 4.6	General Motors Building Co-Lender Agreement
Exhibit 4.7	Lakeside Shopping Center Co-Lender Agreement
Exhibit 4.8	411 East Wisconsin Co-Lender Agreement
Exhibit 4.9	Brookwood Self Storage LA-MS Portfolio Co-Lender Agreement
Exhibit 4.10	TKG 4 Retail Portfolio Co-Lender Agreement
Exhibit 4.11	Del Amo Fashion Center Co-Lender Agreement
Exhibit 4.12	Crossgates Commons Co-Lender Agreement
Exhibit 4.13	IGT Reno Co-Lender Agreement
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated August 29, 2017
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated August 29, 2017 (included as part of Exhibit 5)
Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated August 29, 2017 (included as part of Exhibit 5)
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 15, 2017, which such certification is dated August 15, 2017
Exhibit 99.1	CREFI Mortgage Loan Purchase Agreement
Exhibit 99.2	MSMCH Mortgage Loan Purchase Agreement
Exhibit 99.3	BANA Mortgage Loan Purchase Agreement
Exhibit 99.4	CGMRC Mortgage Loan Purchase Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 29, 2017	CITIGROUP COMMERCIAL MORTGAGE
SECURITIES INC.

By: /s/ Paul Vanderslice
Name: Paul Vanderslice
Title: President

CGCMT 2017-B1 – Form 8-K (Closing)

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1	Underwriting Agreement	(E)
4.1	Pooling and Servicing Agreement	(E)
4.2	BXP 2017-GM Trust and Servicing Agreement	(E)
4.3	CD 2017-CD5 Pooling and Servicing Agreement	(E)
4.4	DAFC 2017-AMO Trust and Servicing Agreement	(E)
4.5	BANK 2017-BNK5 Pooling and Servicing Agreement	(E)
4.6	General Motors Building Co-Lender Agreement	(E)
4.7	Lakeside Shopping Center Co-Lender Agreement	(E)
4.8	411 East Wisconsin Co-Lender Agreement	(E)
4.9	Brookwood Self Storage LA-MS Portfolio Co-Lender Agreement	(E)
4.10	TKG 4 Retail Portfolio Co-Lender Agreement	(E)
4.11	Del Amo Fashion Center Co-Lender Agreement	(E)
4.12	Crossgates Commons Co-Lender Agreement	(E)
4.13	IGT Reno Co-Lender Agreement	(E)
5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated August 29, 2017	(E)
8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated August 29, 2017 (included as part of Exhibit 5)	(E)
23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated August 29, 2017 (included as part of Exhibit 5)	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 15, 2017, which such certification is dated August 15, 2017	(E)
99.1	CREFI Mortgage Loan Purchase Agreement	(E)
99.2	MSMCH Mortgage Loan Purchase Agreement	(E)
99.3	BANA Mortgage Loan Purchase Agreement	(E)
99.4	CGMRC Mortgage Loan Purchase Agreement	(E)